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                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    October 24, 1997
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                             SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


       33-36125-D                                          84-1131608
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(Commission File Number)                       (IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (619) 551-2365
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              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

     On October 24, 1997, SVI Holdings, Inc. (the "Company") and certain of its stockholders entered into a series of interlocking agreements with Softline Limited ("Softline") and Hosken Consolidated Investments Limited ("HCI") as described in more detail below. Both Softline and HCI are South African companies listed on the Johannesburg Stock Exchange (the "JSE").

     These agreements provide for the acquisition in total by Softline of approximately 16.5 million shares of the outstanding common stock of the Company, of which approximately 12.5 million shares are being issued by the Company. This will represent approximately 60% of the Company's outstanding common stock. Softline will acquire five million shares of the Company's common stock in exchange for all of the capital stock of IBIS Systems Limited, a United Kingdom company ("IBIS"), which specializes in the development of software solutions for the construction and heavy equipment rental industries. In addition, Softline will acquire approximately 7.5 million shares of the Company's common stock in exchange for cash in the amount of approximately $7.3 million and the worldwide distribution rights (excluding Africa) to the Brilliant accounting package and certain technology related to Brilliant. Finally, Softline will acquire from certain stockholders of the Company, including members of the Board of Directors and the Company's current majority stockholder, an additional four million shares of the Company's common stock in exchange for cash and Softline shares.

     The Company has also agreed to sell to HCI its remaining 19.8 million shares of Softline for cash in the amount of approximately $6 million.

     Closing of each of the above agreements is subject to all of the agreements closing, and to customary closing conditions, including approval by the JSE and South African Foreign Exchange Control. Subject to regulatory approval, the closing is currently scheduled to take place on November 17, 1997.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995. When used in this filing, the words "should", "anticipate", "believe", "expect", and similar expressions are intended to identify forward looking statements. Such statements are subject to certain risks and uncertainties, including fluctuations in currency exchange rates and the level of demand for computer hardware and software in South Africa, United Kingdom and Australia that could cause actual results to differ materially from any forward looking statements.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      EXHIBITS:

Exhibit
Number     Description
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  99.1     Press release dated October 24, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 1997                           SVI HOLDINGS, INC.
                                                   (Registrant)

                                          By: /s/ Russell Schechter
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                                              Russell Schechter
                                              Chief Financial Officer